SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 19, 2004
(Date of Earliest Event Reported)

ChromaVision Medical Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	75-2649072
(State or Other Jurisdiction	000-22677	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

33171 Paseo Cerveza
San Juan Capistrano, California		92675
(Address of Principal Executive Offices)		(Zip Code)

(949) 443-3355

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operations and Financial Conditions
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. Results of Operations and Financial Conditions

     On February 19, 2004, ChromaVision Medical Systems, Inc. (“ChromaVision”) issued a press release regarding ChromaVision’s results of operations for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChromaVision Medical Systems, Inc.
Date: February 23, 2004	By:	/s/ Stephen T.D. Dixon
		Name:	Stephen T.D. Dixon
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1*    Press release, dated February 19, 2004, issued by ChromaVision Medical Systems, Inc.

*Filed herewith